Exhibit 99.1
July 27, 2017

Net interest income rises 16 percent
BBVA Compass reports record quarterly earnings
•Net income reaches quarterly record of $157 million
◦Net income up 29 percent from a year ago and 30 percent compared to 1Q17 levels
◦Return on average assets and return on average tangible equity1 for the quarter were 0.72 percent and 7.93 percent, respectively
•Total revenue increases 9 percent from prior year levels and 18 percent (annualized) from 1Q17 levels
◦Net interest income (NII) increases $82 million or 16 percent from a year ago
◦NII linked quarter growth more pronounced at 25 percent (annualized)
◦Net interest margin (FTE) increases 56 basis points from prior year and 15 basis points from first quarter 2017 levels
•Targeted balance sheet growth and continued focus on spread management
◦Average total loans of $59.9 billion down 4 percent from prior year
▪Newly funded customer loans of $7.5 billion in the first half of 2017
◦Average total deposits of $65.7 billion down 4 percent from prior year
▪Average noninterest bearing deposits up 3 percent
▪Noninterest bearing deposits represent 32 percent of total deposits
•Credit quality metrics show continued improvement, led by energy portfolio
◦Nonperforming loan ratio at 1.37 percent, down 26 basis points from 4Q16
◦Allowance to loan ratio at 1.36 percent and coverage ratio at 100 percent
•Results of CCAR and DFAST provide further evidence of strong capital position
◦Common Equity Tier 1 (CET1) capital ratio (phased-in)2 increases to 11.89 percent
◦Regulatory capital ratios2 significantly above “well-capitalized” guidelines

BBVA Compass Bancshares, Inc., a Sunbelt-based bank holding company (BBVA Compass), reported today record net income of $157 million for the second quarter of 2017, a 29 percent increase from the $123 million earned during the second quarter of 2016 and a 30 percent increase from the $121 million earned during the first quarter of 2017. Return on average assets and return on average tangible equity1 for the second quarter of 2017 were 0.72 percent and 7.93 percent, respectively.
Net income for the first six months of 2017 totaled $278 million, an increase of 72 percent from the $162 million earned during the first six months of 2016. Return on average assets and return on average tangible equity1 for the first six months of 2017 were 0.64 percent and 7.12 percent, respectively.
“Our strong second quarter results attest to the collective strength of our teammates, and also reflect our unparalleled passion for the best customer service,” said Onur Genç, president and CEO of BBVA Compass. “As we move forward, we'll continue to build on the key components of our financial success, some of which include targeted balance sheet growth that optimizes capital, effective spread management, deposit cost control and continued improvement in credit quality metrics.”
Total revenue for the quarter was $832 million, an increase of 9 percent from second quarter 2016 levels that was driven by an increase in net interest income. Net interest income totaled $585 million, an increase of $82 million or 16 percent from the second quarter of 2016 and an increase of $34 million or 25 percent (annualized) on a linked-quarter basis with first quarter 2017. The percent net interest margin in the second quarter was 3.11 percent, up 56 basis points from the quarter a year ago and 15 basis points on a linked-quarter basis.
“The increase in net interest income certainly reflects the benefit of higher short-term interest rates and the interest rate sensitivity position of our balance sheet, which positively impacted earning asset yields, particularly loan yields,” Genç noted. “At the same time, it also reflects our continued efforts focused on prudently managing spreads and maintaining a disciplined deposit pricing strategy.”
Noninterest income for the quarter totaled $246 million, a decrease of 4 percent compared to the $257 million recorded for the second quarter of 2016 as positive gains in each of our major fee-based businesses were offset by a decline in investment banking and advisory fees and other income associated with this area. On a linked quarter basis, noninterest income increased 3 percent annualized as the increase in fee-based businesses, particularly card and merchant processing, money transfer income and corporate and correspondent investment sales, more than offset the decline in investment banking and advisory fees. Noninterest expense totaled $572 million, an increase of 6 percent compared to the year ago quarter. On a year-to-date basis, total noninterest expense declined 1 percent compared to the same period a year ago.
With respect to the balance sheet, average total loans for the second quarter of 2017 were $59.9 billion, a decrease of 4 percent from $62.4 billion for the second quarter of 2016. This decrease further reflects the company’s focus on targeted loan growth aimed at enhancing long-term profitability while also efficiently optimizing capital consumption. During the first half of 2017, approximately $7.5 billion of customer loans were funded, including $4.0 billion during the second quarter. Average total deposits for the quarter decreased 4 percent to $65.7 billion, primarily as a result of a decrease in higher rate deposits. Conversely, average noninterest bearing demand deposits increased 3 percent and now represents 32 percent of total deposits.
Credit quality metrics showed continued improvement, following the trend of the past several quarters. Nonperforming loans totaled $821 million at the end of the quarter, a decrease of $72 million compared to first quarter 2017 and $162 million since the end of the fourth quarter of 2016. Nonperforming loans as a percentage of total loans were 1.37 percent, down from 1.49 percent at the end of the first quarter of 2017 and 1.63 percent at year-end 2016. The decrease continues to reflect improvement in the company’s primarily reserved-based energy portfolio that represents 4.9 percent of total loans compared to 6 percent a year ago. Net charge-offs as a percentage of average loans totaled 42 basis points in the quarter, down from 57 basis points in the first quarter of 2017 and 43 basis points in the second quarter of 2016. The allowance for loan losses as a percentage of total loans ended the quarter at 1.36 percent while the coverage ratio of nonperforming loans stood at 100 percent.
Total shareholder’s equity at the end of the second quarter totaled $13.0 billion, a 2 percent increase from $12.7 billion at the end of the second quarter of 2016. The CET1 ratio rose to 11.89 percent2 at the end of the second quarter of 2017, up 40 basis points from the end of the fourth quarter of 2016 and 110 basis points from the end of the second quarter of 2016. Each of the company’s other regulatory capital ratios remain significantly above “well-capitalized” guidelines at the end of the quarter.
“BBVA Compass has been part of the Comprehensive Capital Analysis and Review for four years, and in each, our capital plan has received no-objection from the Federal Reserve,” Genç said. “Our strong capital position will support us as we continue to transform digitally to get ready for the challenges and opportunities of 21st century banking.”
________________________________
1 Average tangible equity is a non-GAAP financial measure that we believe aids in understanding certain areas of our performance. The calculation of this measure is included on the page titled Non-GAAP Reconciliation.
2 Regulatory ratios at June 30, 2017, are estimated.

Contact details:
Christina Anderson	Ed Bilek
Corporate Communications	Investor Relations
Tel. 205.524.5214	Tel. 205.297.3331
christina.anderson@bbva.com	ed.bilek@bbva.com

About BBVA Compass
BBVA Compass is a Sunbelt-based financial institution that operates 651 branches, including 337 in Texas, 89 in Alabama, 63 in Arizona, 61 in California, 45 in Florida, 38 in Colorado and 18 in New Mexico. BBVA Compass ranks among the top 25 largest U.S. commercial banks based on deposit market share and ranks among the largest banks in Alabama (2nd), Texas (4th) and Arizona (5th). BBVA Compass has been recognized as one of the leading small business lenders by the Small Business Administration (SBA) and ranked 5th nationally in the total number of SBA loans originated in fiscal year 2016. Additional information about BBVA Compass can be found under the Investor Relations tab at bbvacompass.com, by following @BBVACompassNews on Twitter or visiting newsroom.bbvacompass.com.
About BBVA Group
BBVA is a customer-centric global financial services group founded in 1857. The Group is the largest financial institution in Spain and Mexico and it has leading franchises in South America and the Sunbelt Region of the United States; and it is also the leading shareholder in Garanti, Turkey’s biggest bank for market capitalization. Its diversified business is focused on high-growth markets and it relies on technology as a key sustainable competitive advantage. Corporate responsibility is at the core of its business model. BBVA fosters financial education and inclusion, and supports scientific research and culture. It operates with the highest integrity, a long-term vision and applies the best practices. More information about BBVA Group can be found at bbva.com.
Forward-Looking Statements
Certain statements in this press release may contain forward-looking statements about BBVA Compass Bancshares, Inc. (the “Company”) and its industry that involve substantial risks and uncertainties. The use of “we,” “our” and similar terms refer to the Company. Statements other than statements of current or historical fact, including statements regarding our future financial condition, results of operations, business plans, liquidity, cash flows, projected costs, and the impact of any laws or regulations applicable to the Company, constitute forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. Words such as “anticipates,” “believes,” “estimates,” “expects,” “forecasts,” “intends,” “plans,” “projects,” “may,” “will,” “should,” and other similar expressions are intended to identify these forward-looking statements. These forward-looking statements reflect the Company’s views regarding future events and financial performance. Such statements are subject to risks, uncertainties, assumptions and other important factors, many of which may be beyond the Company’s control, that could cause actual results to differ materially from anticipated results. If the Company’s assumptions and estimates are incorrect, or if the Company becomes subject to significant limitations as the result of litigation or regulatory action, then the Company’s actual results could vary materially from those expressed or implied in these forward-looking statements. The forward-looking statements are and will be based on the Company’s then current views and assumptions regarding future events and speak only as of their dates made. The Company assumes no obligation to update any forward-looking statement, whether as a result of new information, future events, or otherwise, except as required by securities law or regulation. For further information regarding risks and uncertainties associated with the Company’s business, please refer to the “Risk Factors” section of the Company’s Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 1, 2017, as updated by our subsequent SEC filings.

BBVA COMPASS BANCSHARES, INC. (Unaudited) (Dollars in thousands)

	Three Months Ended June 30,		%	Six Months Ended June 30,		%
	2017	2016	Change	2017	2016	Change
EARNINGS SUMMARY
Net interest income	$585,828	$504,238	16	$1,137,261	$1,021,120	11
Noninterest income [a]	246,325	256,562	(4)	491,012	501,414	(2)
Total revenue [a]	832,153	760,800	9	1,628,273	1,522,534	7
Investment securities gain, net	—	21,684	(100)	—	30,037	(100)
Provision for loan losses	45,285	86,673	(48)	125,424	199,918	(37)
Noninterest expense	572,485	541,037	6	1,121,797	1,133,181	(1)
Pretax income	214,383	154,774	39	381,052	219,472	74
Income tax expense	56,943	32,272	76	102,789	57,703	78
Net income	157,440	122,502	29	278,263	161,769	72
Net income attributable to noncontrolling interests	431	518	(17)	874	1,046	(16)
Net income attributable to BBVA Compass Bancshares, Inc.	$157,009	$121,984	29	$277,389	$160,723	73

SELECTED RATIOS
Return on average assets	0.72%	0.53%		0.64%	0.35%
Return on average tangible equity [b]	7.93	6.45		7.12	4.27
Average common equity to average assets	14.57	13.79		14.47	13.79
Average loans to average total deposits	91.16	91.11		90.45	91.63
Common equity tier I capital (CET1) [c]	11.89	10.79		11.89	10.79
Tier I capital ratio [c]	12.24	11.14		12.24	11.14
Total capital ratio [c]	14.61	13.66		14.61	13.66
Leverage ratio [c]	9.82	8.78		9.82	8.78
[a] Excludes net gain on sales of investment securities.
[b] Non-GAAP measure that we believe aids in understanding certain areas of our performance. The calculation of this measure is included on the page titled Non-GAAP Reconciliation.
[c] Current period regulatory capital ratios are estimated.

BBVA COMPASS BANCSHARES, INC. (Unaudited) (Dollars in thousands)

	Average for Three Months			Average for Six Months			Ending Balance
	Ended June 30,		%	Ended June 30,		%	June 30,		%
	2017	2016	Change	2017	2016	Change	2017	2016	Change
BALANCE SHEET HIGHLIGHTS
Total loans	$59,902,725	$62,355,245	(4)	$60,113,615	$62,275,604	(3)	$59,955,718	$61,788,375	(3)
Total investment securities	13,117,321	12,493,595	5	12,999,704	12,488,652	4	13,286,015	12,617,412	5
Earning assets	78,182,674	82,809,254	(6)	78,223,352	82,556,235	(5)	78,063,746	78,813,552	(1)
Total assets	87,474,348	92,440,585	(5)	87,575,056	92,372,846	(5)	87,003,919	91,753,156	(5)
Noninterest bearing demand deposits	21,110,531	20,521,323	3	20,845,583	20,289,233	3	21,000,630	20,132,164	4
Interest bearing transaction accounts	32,566,221	32,975,782	(1)	32,985,683	32,918,640	—	32,472,406	32,625,540	—
Total transaction accounts	53,676,752	53,497,105	—	53,831,266	53,207,873	1	53,473,036	52,757,704	1
Total deposits	65,711,133	68,441,915	(4)	66,459,835	67,960,764	(2)	65,617,380	67,750,318	(3)
Total shareholder's equity	13,004,717	12,751,155	2	12,929,108	12,739,562	1	12,989,630	12,726,996	2

BBVA COMPASS BANCSHARES, INC. (Unaudited) (Dollars in thousands)

	2017		2016
	June 30	March 31	December 31	September 30	June 30
NONPERFORMING ASSETS
Nonaccrual loans [a]	$760,313	$825,988	$921,042	$1,086,018	$1,026,592
Loans 90 days or more past due [b]	59,434	65,617	61,542	65,525	60,320
TDRs 90 days or more past due	969	1,185	589	618	998
Total nonperforming loans [a]	820,716	892,790	983,173	1,152,161	1,087,910
Other real estate owned, net (OREO)	22,965	25,113	21,112	21,670	18,225
Other repossessed assets	12,298	9,540	7,587	6,900	9,380
Total nonperforming assets	$855,979	$927,443	$1,011,872	$1,180,731	$1,115,515

TDRs accruing and past due less than 90 days	$97,088	$128,558	$110,733	$116,941	$118,222

Total nonperforming loans as a % of loans	1.37%	1.49%	1.63%	1.91%	1.76%
Total nonperforming assets as a % of total loans, other real estate, and other repossessed assets	1.43	1.55	1.68	1.96	1.80
[a] Includes loans held for sale.
[b] Excludes loans classified as troubled debt restructuring (TDRs).

	Three Months Ended
	2017		2016
	June 30	March 31	December 31	September 30	June 30
ALLOWANCE FOR LOAN LOSSES
Balance at beginning of period	$834,106	$838,293	$862,080	$843,051	$822,440
Net charge-offs (NCO)	62,439	84,326	61,351	46,078	66,062
Provision for loan losses	45,285	80,139	37,564	65,107	86,673
Balance at end of period	$816,952	$834,106	$838,293	$862,080	$843,051

Allowance for loan losses as a % of total loans	1.36%	1.40%	1.40%	1.43%	1.37%
Allowance for loan losses as a % of nonperforming loans [c]	99.54	93.43	85.26	74.82	77.49
Allowance for loan losses as a % of nonperforming assets [c]	95.44	89.94	82.85	73.01	75.58

Annualized as a % of average loans:
NCO - QTD	0.42	0.57	0.40	0.30	0.43
NCO - YTD	0.49	0.57	0.37	0.36	0.39
[c] Includes loans held for sale that are on nonaccrual status.

BBVA COMPASS BANCSHARES, INC. (Unaudited) (Dollars in thousands)

	June 30, 2017			December 31, 2016			June 30, 2016
	Recorded Investment	Total Commitment	Nonaccrual	Recorded Investment	Total Commitment	Nonaccrual	Recorded Investment	Total Commitment	Nonaccrual
ENERGY PORTFOLIO
Exploration and production	$1,599,999	$4,102,412	$218,697	$1,654,565	$4,182,861	$308,096	$1,935,062	$4,456,062	$620,612
Midstream	1,010,761	3,089,979	—	1,199,844	3,230,513	11,298	1,395,584	3,315,382	21,268
Drilling oil and support services	173,408	399,106	2,372	263,770	467,908	66,811	270,420	495,563	—
Refineries and terminals	144,954	255,894	250	128,010	262,618	339	131,626	201,399	430
Total energy portfolio	$2,929,122	$7,847,391	$221,319	$3,246,189	$8,143,900	$386,544	$3,732,692	$8,468,406	$642,310

	June 30, 2017			December 31, 2016			June 30, 2016
	As a % of Energy Loans	As a % of Total Loans		As a % of Energy Loans	As a % of Total Loans		As a % of Energy Loans	As a % of Total Loans
ENERGY PORTFOLIO
Exploration and production	54.6%	2.7%		51.0%	2.7%		51.8%	3.1%
Midstream	34.5	1.7		37.0	2.0		37.4	2.3
Drilling oil and support services	5.9	0.3		8.1	0.4		7.3	0.4
Refineries and terminals	5.0	0.2		3.9	0.2		3.5	0.2
Total energy portfolio	100.0%	4.9%		100.0%	5.4%		100.0%	6.0%

BBVA COMPASS BANCSHARES, INC. (Unaudited) (Dollars in thousands)

	Three Months Ended June 30,
	2017			2016
	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate
YIELD/RATE ANALYSIS
(Taxable Equivalent Basis)
Assets
Earning assets:
Loans	$59,902,725	$625,366	4.19%	$62,355,245	$575,852	3.71%
Investment securities available for sale [a]	12,072,464	55,612	1.85	11,208,678	36,519	1.31
Investment securities held to maturity	1,134,494	9,961	3.52	1,265,643	9,754	3.10
Other earning assets [b] [c]	5,162,628	21,856	1.70	7,960,414	17,758	0.90
Total earning assets [a]	78,272,311	712,795	3.65	82,789,980	639,883	3.11
Allowance for loan losses	(836,477)			(837,147)
Unrealized gain (loss) on securities available for sale	(89,637)			19,274
Other assets	10,128,151			10,468,478
Total assets	$87,474,348			$92,440,585

Liabilities and Shareholder's Equity
Interest bearing liabilities:
Interest bearing demand deposits	$7,849,285	$6,261	0.32	$6,826,950	$3,848	0.23
Savings and money market accounts	24,716,936	22,380	0.36	26,148,832	24,758	0.38
Certificates and other time deposits	12,034,381	37,273	1.24	14,852,744	48,280	1.31
Foreign office deposits	—	—	—	92,066	47	0.21
Total interest bearing deposits	44,600,602	65,914	0.59	47,920,592	76,933	0.65
FHLB and other borrowings	4,104,668	22,450	2.19	4,448,139	19,592	1.77
Federal funds purchased and securities sold under agreement to repurchase [c]	99,039	6,942	28.11	680,325	5,434	3.21
Other short-term borrowings	2,638,671	10,506	1.60	3,975,490	13,932	1.41
Total interest bearing liabilities	51,442,980	105,812	0.83	57,024,546	115,891	0.82
Noninterest bearing deposits	21,110,531			20,521,323
Other noninterest bearing liabilities	1,916,120			2,143,561
Total liabilities	74,469,631			79,689,430
Shareholder's equity	13,004,717			12,751,155
Total liabilities and shareholder's equity	$87,474,348			$92,440,585

Net interest income/ net interest spread		606,983	2.82%		523,992	2.29%
Net yield on earning assets			3.11%			2.55%

Total taxable equivalent adjustment		21,155			19,754

Net interest income		$585,828			$504,238
[a] Excludes adjustment for market valuation.
[b] Beginning in the fourth quarter of 2016, interest bearing deposits with the Federal Reserve are included in earning assets. Previous to this change, these balances were included with cash and due from banks in the cash and cash equivalents line, consistent with the Condensed Consolidated Balance Sheet presentation. Prior periods have been reclassified to conform to current period presentation.

[c] Yield/rate reflects impact of balance sheet offsetting.

	Six Months Ended June 30,
	2017			2016
	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate
YIELD/RATE ANALYSIS
(Taxable Equivalent Basis)
Assets
Earning assets:
Loans	$60,113,615	$1,217,070	4.08%	$62,275,604	$1,153,074	3.72%
Investment securities available for sale [a]	11,963,831	110,544	1.86	11,199,707	82,803	1.49
Investment securities held to maturity	1,151,552	19,532	3.42	1,279,209	19,592	3.08
Other earning assets [b] [c]	5,110,033	41,416	1.63	7,791,979	36,446	0.94
Total earning assets [a]	78,339,031	1,388,562	3.57	82,546,499	1,291,915	3.15
Allowance for loan losses	(843,381)			(810,889)
Unrealized gain (loss) on securities available for sale	(115,679)			9,736
Other assets	10,195,085			10,627,500
Total assets	$87,575,056			$92,372,846

Liabilities and Shareholder's Equity
Interest bearing liabilities:
Interest bearing demand deposits	$8,019,136	$12,392	0.31	$6,956,442	$7,790	0.23
Savings and money market accounts	24,966,547	44,681	0.36	25,962,198	51,501	0.40
Certificates and other time deposits	12,628,569	79,145	1.26	14,643,322	95,349	1.31
Foreign office deposits	—	—	—	109,569	108	0.20
Total interest bearing deposits	45,614,252	136,218	0.60	47,671,531	154,748	0.65
FHLB and other borrowings	3,638,825	41,518	2.30	4,756,471	37,604	1.59
Federal funds purchased and securities sold under agreement to repurchase [c]	71,102	11,839	33.58	740,284	11,591	3.15
Other short-term borrowings	2,673,046	20,592	1.55	4,000,459	27,828	1.40
Total interest bearing liabilities	51,997,225	210,167	0.82	57,168,745	231,771	0.82
Noninterest bearing deposits	20,845,583			20,289,233
Other noninterest bearing liabilities	1,803,140			2,175,306
Total liabilities	74,645,948			79,633,284
Shareholder's equity	12,929,108			12,739,562
Total liabilities and shareholder's equity	$87,575,056			$92,372,846

Net interest income/ net interest spread		1,178,395	2.75%		1,060,144	2.33%
Net yield on earning assets			3.03%			2.58%

Total taxable equivalent adjustment		41,134			39,024

Net interest income		$1,137,261			$1,021,120
[a] Excludes adjustment for market valuation.
[b] Beginning in the fourth quarter of 2016, interest bearing deposits with the Federal Reserve are included in earning assets. Previous to this change, these balances were included with cash and due from banks in the cash and cash equivalents line, consistent with the Condensed Consolidated Balance Sheet presentation. Prior periods have been reclassified to conform to current period presentation.

[c] Yield/rate reflects impact of balance sheet offsetting.

BBVA COMPASS BANCSHARES, INC. (Unaudited) (Dollars in thousands)

	Six Months			Three Months Ended
	Ended June 30,		%	2017		2016
	2017	2016	Change	June 30	March 31	December 31	September 30	June 30
NONINTEREST INCOME
Service charges on deposit accounts	$110,087	$103,346	7	$54,919	$55,168	$55,901	$55,047	$51,921
Card and merchant processing fees	62,452	61,251	2	32,460	29,992	31,161	31,256	31,509
Retail investment sales	56,059	49,552	13	28,588	27,471	23,293	30,137	26,985
Investment banking and advisory fees	48,244	51,939	(7)	19,943	28,301	20,792	34,385	28,335
Money transfer income	52,527	50,902	3	27,330	25,197	28,632	25,058	26,477
Asset management fees	19,826	17,191	15	10,055	9,771	8,906	8,778	8,386
Corporate and correspondent investment sales	21,104	14,516	45	12,189	8,915	3,199	6,974	10,103
Mortgage banking	6,186	(2,832)	NM	3,316	2,870	16,086	8,242	602
Bank owned life insurance	8,389	8,871	(5)	4,220	4,169	4,202	4,170	4,455
Other	106,138	146,678	(28)	53,305	52,833	68,881	59,718	67,789
	491,012	501,414	(2)	246,325	244,687	261,053	263,765	256,562
Investment securities gains, net	—	30,037	(100)	—	—	—	—	21,684
Loss on prepayment of FHLB and other borrowings, net	—	—	—	—	—	(295)	—	—
Total noninterest income	$491,012	$531,451	(8)	$246,325	$244,687	$260,758	$263,765	$278,246

NONINTEREST EXPENSE
Salaries, benefits and commissions	$556,441	$556,935	—	$288,426	$268,015	$283,609	$279,132	$277,166
Professional services	122,647	114,768	7	64,840	57,807	63,810	63,628	58,401
Equipment	124,035	119,949	3	62,405	61,630	62,627	59,697	59,508
Net occupancy	83,341	79,271	5	41,240	42,101	40,116	41,610	39,999
Money transfer expense	34,131	33,368	2	17,807	16,324	17,426	16,680	17,768
Marketing	29,274	24,215	21	15,729	13,545	13,018	13,316	11,506
Communications	10,500	10,638	(1)	5,281	5,219	5,406	5,002	5,463
Amortization of intangibles	5,050	8,187	(38)	2,525	2,525	4,093	4,093	4,094
Goodwill impairment	—	—	—	—	—	59,901	—	—
Other	156,378	185,850	(16)	74,232	82,146	64,064	73,113	67,132
Total noninterest expense	$1,121,797	$1,133,181	(1)	$572,485	$549,312	$614,070	$556,271	$541,037
NM = Not meaningful

BBVA COMPASS BANCSHARES, INC. (Unaudited) (Dollars in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2017	2016	2017	2016
NON-GAAP RECONCILIATION

Computation of Average Tangible Equity:
Total stockholder's equity (average)	$13,004,717	$12,751,155	$12,929,108	12,739,562
Less: Goodwill and other intangibles (average)	4,994,774	5,109,772	4,996,035	5,112,406
Average tangible equity [B]	$8,009,943	$7,641,383	$7,933,073	7,627,156
Net income [A]	$157,440	$122,502	$278,263	$161,769
Return on average tangible equity ([A]/[B], annualized)	7.93%	6.45%	7.12%	4.27%

BBVA COMPASS BANCSHARES, INC SUPPLEMENTAL LOAN PORTFOLIO INFORMATION (Unaudited) (In Thousands)

	At or Quarter Ended June 30, 2017
	30-59 Days Past Due	60-89 Days Past Due	90 Days or More Past Due	Nonaccrual	Accruing TDRs	Not Past Due or Impaired	Total	Net Charge Offs (Recoveries)

Commercial, financial and agricultural	$32,398	$6,532	$4,770	$448,565	$766	$24,117,488	$24,610,519	$20,047
Real estate – construction	4,829	474	2,251	1,993	110	2,279,166	2,288,823	(797)
Commercial real estate – mortgage	8,966	10,138	3,617	117,893	4,725	11,375,494	11,520,833	(1,386)
Residential real estate – mortgage	54,911	31,227	3,043	141,482	59,490	12,789,171	13,079,324	1,404
Equity lines of credit	8,560	4,933	1,630	29,347	236	2,535,194	2,579,900	795
Equity loans	4,109	1,202	320	11,015	32,110	346,093	394,849	209
Credit card	5,446	4,015	11,738	—	—	555,621	576,820	10,678
Consumer – direct	16,134	6,032	4,187	706	620	1,419,967	1,447,646	16,899
Consumer – indirect	75,605	18,189	5,681	8,964	—	2,952,843	3,061,282	14,590
Covered loans	3,438	308	22,197	348	—	294,873	321,164	—
Total loans	$214,396	$83,050	$59,434	$760,313	$98,057	$58,665,910	$59,881,160	$62,439
Loans held for sale	$—	$—	$—	$—	$—	$74,558	$74,558	$—

	At or Quarter Ended March 31, 2017
	30-59 Days Past Due	60-89 Days Past Due	90 Days or More Past Due	Nonaccrual	Accruing TDRs	Not Past Due or Impaired	Total	Net Charge Offs (Recoveries)

Commercial, financial and agricultural	$22,472	$11,804	$4,405	$540,407	$31,644	$24,049,936	$24,660,668	$39,411
Real estate – construction	487	25	3,640	1,028	114	2,222,111	2,227,405	(57)
Commercial real estate – mortgage	13,872	1,226	4,602	89,908	4,821	11,284,392	11,398,821	(741)
Residential real estate – mortgage	61,234	22,337	2,653	140,342	58,867	12,832,343	13,117,776	1,195
Equity lines of credit	9,144	3,619	1,478	32,675	—	2,513,579	2,560,495	1,166
Equity loans	5,105	1,592	376	12,626	33,635	367,028	420,362	848
Credit card	6,262	4,719	12,453	—	—	546,877	570,311	9,818
Consumer – direct	12,025	4,866	4,874	637	662	1,306,178	1,329,242	16,818
Consumer – indirect	68,851	16,161	7,463	7,955	—	2,978,318	3,078,748	15,899
Covered loans	6,448	3,479	23,673	410	—	307,929	341,939	(31)
Total loans	$205,900	$69,828	$65,617	$825,988	$129,743	$58,408,691	$59,705,767	$84,326
Loans held for sale	$—	$—	$—	$—	$—	$74,741	$74,741	$—

	At or Quarter Ended December 31, 2016
	30-59 Days Past Due	60-89 Days Past Due	90 Days or More Past Due	Nonaccrual	Accruing TDRs	Not Past Due or Impaired	Total	Net Charge Offs (Recoveries)

Commercial, financial and agricultural	$23,788	$6,581	$2,891	$596,454	$8,726	$24,483,562	$25,122,002	$14,413
Real estate – construction	918	50	2,007	1,239	2,393	2,118,709	2,125,316	(383)
Commercial real estate – mortgage	3,791	3,474	—	71,921	4,860	11,126,614	11,210,660	280
Residential real estate – mortgage	57,359	28,450	3,356	140,303	59,893	12,970,633	13,259,994	1,044
Equity lines of credit	7,922	4,583	2,950	33,453	—	2,494,870	2,543,778	641
Equity loans	5,615	1,843	467	13,635	34,746	389,403	445,709	512
Credit card	6,411	5,042	10,954	—	—	582,474	604,881	9,680
Consumer – direct	13,338	4,563	4,482	789	704	1,230,765	1,254,641	15,343
Consumer – indirect	85,198	22,833	7,197	5,926	—	3,013,794	3,134,948	19,902
Covered loans	7,311	1,351	27,238	730	—	322,704	359,334	(81)
Total loans	$211,651	$78,770	$61,542	$864,450	$111,322	$58,733,528	$60,061,263	$61,351
Loans held for sale	$—	$—	$—	$56,592	$—	$105,257	$161,849	$—

	At or Quarter Ended September 30, 2016
	30-59 Days Past Due	60-89 Days Past Due	90 Days or More Past Due	Nonaccrual	Accruing TDRs	Not Past Due or Impaired	Total	Net Charge Offs (Recoveries)

Commercial, financial and agricultural	$72,328	$4,400	$5,320	$850,075	$9,283	$23,897,662	$24,839,068	$8,936
Real estate – construction	522	1,062	2,782	1,214	3,315	2,206,377	2,215,272	(206)
Commercial real estate – mortgage	7,614	369	783	63,593	5,141	11,284,130	11,361,630	(372)
Residential real estate – mortgage	56,204	21,200	3,929	117,243	63,008	13,195,851	13,457,435	560
Equity lines of credit	8,173	4,477	2,417	32,642	—	2,446,759	2,494,468	601
Equity loans	5,567	1,694	353	13,198	36,053	422,510	479,375	18
Credit card	5,696	4,264	10,175	—	—	579,727	599,862	8,460
Consumer – direct	12,099	4,725	4,191	765	759	1,164,288	1,186,827	12,884
Consumer – indirect	73,045	20,165	7,070	7,019	—	3,088,936	3,196,235	15,197
Covered loans	4,075	3,844	28,505	269	—	344,418	381,111	—
Total loans	$245,323	$66,200	$65,525	$1,086,018	$117,559	$58,630,658	$60,211,283	$46,078
Loans held for sale	$—	$—	$—	$—	$—	$101,843	$101,843	$—

	At or Quarter Ended June 30, 2016
	30-59 Days Past Due	60-89 Days Past Due	90 Days or More Past Due	Nonaccrual	Accruing TDRs	Not Past Due or Impaired	Total	Net Charge Offs (Recoveries)

Commercial, financial and agricultural	$8,750	$4,499	$4,175	$797,066	$9,333	$25,552,413	$26,376,236	$31,773
Real estate – construction	1,675	1,195	2,064	1,983	2,650	2,117,823	2,127,390	(1,094)
Commercial real estate – mortgage	3,495	535	—	62,381	5,603	11,184,061	11,256,075	1,684
Residential real estate – mortgage	51,319	18,866	1,286	109,805	64,341	13,251,401	13,497,018	471
Equity lines of credit	7,279	3,996	1,565	34,043	—	2,418,631	2,465,514	854
Equity loans	4,378	1,214	568	14,254	36,485	456,090	512,989	(19)
Credit card	5,588	3,768	9,056	—	—	590,475	608,887	8,127
Consumer – direct	10,319	4,670	3,354	540	808	1,070,803	1,090,494	9,924
Consumer – indirect	69,575	17,053	5,324	6,360	—	3,248,374	3,346,686	13,027
Covered loans	5,124	4,115	32,928	160	—	356,327	398,654	1,315
Total loans	$167,502	$59,911	$60,320	$1,026,592	$119,220	$60,246,398	$61,679,943	$66,062
Loans held for sale	$—	$—	$—	$—	$—	$108,432	$108,432	$—

BBVA COMPASS BANCSHARES, INC. BALANCE SHEET (Unaudited) (In Thousands)

	2017		2016
	June 30	March 31	December 31	September 30	June 30
Assets:
Cash and due from banks	$1,073,646	$1,093,797	$1,284,261	$1,130,610	$1,581,187
Interest bearing funds with the Federal Reserve	2,120,285	2,669,135	1,830,078	2,923,813	3,248,576
Federal funds sold, securities purchased under agreements to resell and interest bearing deposits	182,215	197,000	137,447	372,268	319,644
Cash and cash equivalents	3,376,146	3,959,932	3,251,786	4,426,691	5,149,407
Trading account assets	2,651,083	2,892,254	3,144,600	4,051,461	4,355,025
Investment securities available for sale	12,142,844	11,846,618	11,665,055	11,516,885	11,359,159
Investment securities held to maturity	1,143,171	1,158,785	1,203,217	1,240,850	1,258,253
Loans held for sale	74,558	74,741	161,849	101,843	108,432
Loans	59,881,160	59,705,767	60,061,263	60,211,283	61,679,943
Allowance for loan losses	(816,952)	(834,106)	(838,293)	(862,080)	(843,051)
Net loans	59,064,208	58,871,661	59,222,970	59,349,203	60,836,892
Premises and equipment, net	1,253,516	1,273,226	1,300,054	1,287,457	1,290,738
Bank owned life insurance	718,938	715,883	711,939	712,422	708,143
Goodwill	4,983,296	4,983,296	4,983,296	5,043,197	5,043,197
Other assets	1,596,159	1,532,837	1,435,187	1,626,829	1,643,910
Total assets	$87,003,919	$87,309,233	$87,079,953	$89,356,838	$91,753,156
Liabilities:
Deposits:
Noninterest bearing	$21,000,630	$21,476,890	$20,332,792	$20,585,598	$20,132,164
Interest bearing	44,616,750	46,052,748	46,946,741	47,001,739	47,618,154
Total deposits	65,617,380	67,529,638	67,279,533	67,587,337	67,750,318
FHLB and other borrowings	4,789,494	2,993,222	3,001,551	3,671,861	5,098,048
Federal funds purchased and securities sold under agreements to repurchase	31,619	71,559	39,052	165,573	386,343
Other short-term borrowings	2,435,260	2,642,539	2,802,977	3,591,223	4,352,428
Accrued expenses and other liabilities	1,140,536	1,186,776	1,206,133	1,521,654	1,439,023
Total liabilities	74,014,289	74,423,734	74,329,246	76,537,648	79,026,160
Shareholder’s Equity:
Preferred stock	229,475	229,475	229,475	229,475	229,475
Common stock — $0.01 par value	2,230	2,230	2,230	2,230	2,230
Surplus	14,916,198	14,982,125	14,985,673	15,020,937	15,022,974
Retained deficit	(2,050,051)	(2,207,060)	(2,327,440)	(2,416,402)	(2,536,230)
Accumulated other comprehensive loss	(137,131)	(150,781)	(168,252)	(46,644)	(20,500)
Total BBVA Compass Bancshares, Inc. shareholder’s equity	12,960,721	12,855,989	12,721,686	12,789,596	12,697,949
Noncontrolling interests	28,909	29,510	29,021	29,594	29,047
Total shareholder’s equity	12,989,630	12,885,499	12,750,707	12,819,190	12,726,996
Total liabilities and shareholder’s equity	$87,003,919	$87,309,233	$87,079,953	$89,356,838	$91,753,156

BBVA COMPASS BANCSHARES, INC. INCOME STATEMENTS (Unaudited) (In Thousands)

	Three Months Ended
	2017		2016
	June 30	March 31	December 31	September 30	June 30
Interest income:
Interest and fees on loans	$607,375	$574,712	$558,680	$557,996	$559,170
Interest on investment securities available for sale	55,590	54,878	60,868	48,382	36,442
Interest on investment securities held to maturity	6,821	6,639	6,664	6,675	6,759
Interest on federal funds sold, securities purchased under agreements to resell and interest bearing deposits	12,049	9,262	7,664	4,563	4,346
Interest on trading account assets	9,805	10,297	13,150	12,926	13,412
Total interest income	691,640	655,788	647,026	630,542	620,129
Interest expense:
Interest on deposits	65,914	70,304	73,846	76,031	76,933
Interest on FHLB and other borrowings	22,450	19,068	23,825	21,315	19,592
Interest on federal funds purchased and securities sold under agreements to repurchase	6,942	4,897	4,640	4,934	5,434
Interest on other short-term borrowings	10,506	10,086	12,963	13,453	13,932
Total interest expense	105,812	104,355	115,274	115,733	115,891
Net interest income	585,828	551,433	531,752	514,809	504,238
Provision for loan losses	45,285	80,139	37,564	65,107	86,673
Net interest income after provision for loan losses	540,543	471,294	494,188	449,702	417,565
Noninterest income:
Service charges on deposit accounts	54,919	55,168	55,901	55,047	51,921
Card and merchant processing fees	32,460	29,992	31,161	31,256	31,509
Retail investment sales	28,588	27,471	23,293	30,137	26,985
Investment banking and advisory fees	19,943	28,301	20,792	34,385	28,335
Money transfer income	27,330	25,197	28,632	25,058	26,477
Asset management fees	10,055	9,771	8,906	8,778	8,386
Corporate and correspondent investment sales	12,189	8,915	3,199	6,974	10,103
Mortgage banking	3,316	2,870	16,086	8,242	602
Bank owned life insurance	4,220	4,169	4,202	4,170	4,455
Investment securities gains, net	—	—	—	—	21,684
Loss on prepayment of FHLB and other borrowings	—	—	(295)	—	—
Other	53,305	52,833	68,881	59,718	67,789
Total noninterest income	246,325	244,687	260,758	263,765	278,246
Noninterest expense:
Salaries, benefits and commissions	288,426	268,015	283,609	279,132	277,166
Professional services	64,840	57,807	63,810	63,628	58,401
Equipment	62,405	61,630	62,627	59,697	59,508
Net occupancy	41,240	42,101	40,116	41,610	39,999
Money transfer expense	17,807	16,324	17,426	16,680	17,768
Marketing	15,729	13,545	13,018	13,316	11,506
Communications	5,281	5,219	5,406	5,002	5,463
Amortization of intangibles	2,525	2,525	4,093	4,093	4,094
Goodwill impairment	—	—	59,901	—	—
Other	74,232	82,146	64,064	73,113	67,132
Total noninterest expense	572,485	549,312	614,070	556,271	541,037
Net income before income tax expense	214,383	166,669	140,876	157,196	154,774
Income tax expense	56,943	45,846	51,473	36,845	32,272
Net income	157,440	120,823	89,403	120,351	122,502
Less: net income attributable to noncontrolling interests	431	443	441	523	518
Net income attributable to BBVA Compass Bancshares, Inc.	$157,009	$120,380	$88,962	$119,828	$121,984